MANAGED HIGH YIELD FUND INC.                                  SEMI-ANNUAL REPORT

                                                                  March 15, 1999

Dear Shareholder,

We are pleased to present you with the semiannual report for the Managed High Yield Fund Inc. (the "Fund") for the six-month period ended January 31, 1999.

[graphic]

MARKET REVIEW
--------------------------------------------------------------------------------
     During the period, most sectors of the bond market suffered when nervous investors reacted to the Russian currency devaluation and fled to the safety of U.S. Treasury securities. Yield spreads -- the yield premium that fixed-income securities must pay above Treasurys to compensate for their higher risk -- widened across all sectors. High-yield spreads, as measured by the CS First Boston High Yield Index (the "Index"), widened from 409 basis points in June to more than 760 basis points in mid-October, the widest spread since the recession of 1991. (A basis point equals 1/100th of one percent.)

     In response, the Federal Reserve cut the short-term interest rate by 0.25% in September, October and November, lowering it from 5.50% to 4.75%. Investors returned in search of bargains, and the markets began to stabilize by mid-October. The high-yield market made a partial comeback in the final months of 1998, with cash flows of approximately $1 billion per week entering high-yield mutual funds in November and December. Within the high-yield market, larger issues generally outperformed smaller issues and telecommunications was the best performing sector.

      MANAGED HIGH YIELD FUND INC.
      Fund PROFILE

      Goal:
      High current income

      Portfolio Manager: Thomas J. Libassi,
      Mitchell HutchinsAsset Management Inc.

      Total Net Assets:
      $74.1 million as of January 31, 1999

      Dividend Payments:
      Monthly


      MANAGED HIGH
      YIELD FUND INC.
      Top Five Sectors*

      Cable 10.55%
--------------------------------------
      Communications (fixed) 9.38%
--------------------------------
      Technology 7.88%
----------------------------
      Service 6.07%
---------------------
      General Industrial 6.01%
----------------

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
[graphic]

PERFORMANCE

     For the six-month period ended January 31, 1999, the Fund (symbol: PHT) lost 8.79% based on changes in the Fund's net asset value (assuming, for illustration only, that dividends were reinvested at the net asset value on the payable dates) and lost 6.87% based on changes in its share price on the New York Stock Exchange (assuming dividends were reinvested under the Dividend Reinvestment Plan).

     At January 31, 1999 the Fund's net asset value per share was $12.29, while its share price on the New York Stock Exchange was $11.88. During the six-month period ended January 31, 1999, the Fund paid dividends from net investment income totaling $0.63 per share, or 10.5 cents per share per month. Based on the dividend paid in January and the Fund's market price on January 31, 1999, the Fund's annualized market yield was 10.61%.
--------------------
*Unless otherwise noted, all portfolio weightings represent percentages of net assets as of January 31, 1999. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

HIGHLIGHTS

     The Fund suffered a significant price decline as a direct impact of the slump in the high yield market. On July 31, 1998 the Fund's weighted-average price was $92.78; on January 31, 1999, its weighted-average price was $86.56. The Fund's holdings remained largely unchanged during the period.

     We reduced the Fund's exposure to zero-coupon bonds from 20.3% to 15.8%* and invested the proceeds in interest-bearing bonds -- this allowed us to increase the Fund's current income and lower its volatility. We also reduced the Fund's exposure to emerging-market corporate debt from 4.9% as of July 31, 1998 to 1.9%* and shifted the assets into the U.S. high-yield market, where we believe that we have greater return potential.

       MANAGED HIGH
       YIELD FUND INC.
       Top Ten Holdings*
       NTL Inc.                 3.07%
       Packaged Ice Inc.        2.26
       Nextel
         Communications Inc.    2.16
       Airplanes Pass-Through
         Trust                  2.14
       Samsung Electronics
         America Inc.           2.02
       Jordan
         Telecommunication
         Products               2.00
       Fox Family
         Worldwide Inc.         1.97
       Iowa Select Farms L.P.   1.80
       Corporate Express Inc.   1.74
       Park 'N View             1.72

OUTLOOK
--------------------------------------------------------------------------------

     [graphic] We believe the Federal Reserve is likely to maintain a steady monetary policy given strong U.S. economic growth and weak global growth. After three consecutive years of 4% annual growth, we expect the U.S. economy to grow about 2.5% in 1999, with inflation remaining low and no recession on the immediate horizon. The high-yield market currently is discounting a default rate of 6-8% for 1999; however, we believe a default rate of 2-3% is more likely.

     Although the Index spread has narrowed since mid-October, it remains well above the 15-year average of 491 basis points. Credit-quality fundamentals and technical factors suggest the high-yield market could be doing better. Earnings and cash flows of high-yield issuers -- the credit fundamentals -- remain solid. As for technical factors, the economy remains strong; the supply of high-yield bonds is down 25% for the first two months of 1999 compared to the first two months of 1998; investors are putting money into high-yield-bond mutual funds. But trading volume is light and the market as measured by the Index has recovered only about 20% from its bottom near the end of October. Yield spreads to Treasurys have narrowed mainly because Treasury prices have decreased, not because high-yield prices have increased.

     We believe positive investor sentiment is the missing piece of the puzzle holding back the high-yield sector. Perhaps portfolio managers were scared off by the volatility of 1998; perhaps they fear that the economic expansion we've enjoyed since 1992 will end and undo the sector's positive fundamentals. We feel that the sector is unlikely to move higher before investor sentiment improves.
--------------------
*Unless otherwise noted, all portfolio weightings represent percentages of net assets as of January 31, 1999. The Fund's portfolio is actively managed and its composition will vary over time.



MANAGED HIGH
YIELD FUND INC.
Credit Quality*

[The following represents a pie chart in the printed report]

BB & Higher              19.05%
B                        62.56%
CCC & Lower               5.68%
Non-Rated                 7.65%
Cash                      1.60%
Equity/Preferred          3.46%

MANAGED HIGH YIELD FUND INC.                                   SEMIANNUAL REPORT

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on other funds in the PaineWebber Family of Funds,1 please contact your Financial Advisor.

Sincerely,

[signature]                                      [signature]


MARGO ALEXANDER                                  THOMAS J. LIBASSI
President and Chief Executive Officer            Portfolio Manager,
Mitchell Hutchins Asset Management Inc.          Managed High Yield Fund Inc.

-------------------
1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended January 31, 1999, and reflects our views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

MANAGED HIGH YIELD FUND INC.

PORTFOLIO OF INVESTMENTS                                                                    JANUARY 31, 1999 (unaudited)




Principal
 Amount                                                                     Maturity     Interest
  (000)                                                                       Dates        Rates          Value
--------                                                                    --------      -------       --------
Corporate Bonds--90.60%
Automotive--1.26%
   $1,000   HDA Parts Systems Incorporated** .............................   08/01/05      12.000%     $ 930,000
                                                                                                       ---------
Cable--10.54%
    1,000#  @Entertainment Incorporated** ................................   02/01/09      14.500+       395,000
      500   EchoStar DBS Corporation** ...................................   02/01/09       9.375        512,500
    2,000   Knology Holdings Incorporated ................................   10/15/07      11.875+     1,020,000
    2,000   NTL Incorporated** ...........................................   10/01/08      11.500      2,280,000
    1,500   Park 'N View Incorporated ....................................   05/15/08      13.000      1,275,000
    1,250   RCN Corporation ..............................................   10/15/07      11.125+       725,000
    1,000   21st Century Telecom Group Incorporated ......................   02/15/08      12.250+       425,000
    2,000   UIH Australia/Pacific Incorporated ...........................   05/15/06      14.000+     1,180,000
                                                                                                       ---------
                                                                                                       7,812,500
                                                                                                       ---------
Communications-Fixed--8.04%
    1,000   Barak ITC ....................................................   11/15/07      12.500+       510,000
      500   Esprit Telecom Group PLC .....................................   06/15/08      10.875        525,000
      500   Facilicom International Incorporated .........................   01/15/08      10.500        390,000
    1,000   GST Equipment Funding Incorporated ...........................   05/01/07      13.250      1,020,000
      900   Hyperion Telecommunications Incorporated .....................   09/01/04      12.250        954,000
    1,000   Metromedia Fiber Network Incorporated** ......................   11/15/08      10.000      1,060,000
      500   MetroNet Communications Corporation ..........................   06/15/08       9.950+       340,000
    1,000   Pathnet Incorporated .........................................   04/15/08      12.250        580,000
    1,000   Viatel Incorporated ..........................................   04/15/08      12.500+       582,500
                                                                                                       ---------
                                                                                                       5,961,500
                                                                                                       ---------
Communications-Mobile--4.33%
      500#  ICO Global Communications Limited ............................   08/01/05      15.000        392,500
    2,500   Nextel Communications Incorporated ...........................   02/15/08       9.950+     1,600,000
    1,500   Nextel International Incorporated ............................   04/15/08      12.125+       695,625
      500   Orange PLC ...................................................   08/01/08       8.000        521,250
                                                                                                       ---------
                                                                                                       3,209,375
                                                                                                       ---------
Consumer Manufacturing--5.37%
      500   AAI Fostergrant Incorporated .................................   07/15/06      10.750        450,000
    1,000   Apparel Ventures Incorporated ................................   12/31/00      12.250        895,000
    1,250   Commemorative Brands Incorporated ............................   01/15/07      11.000        937,500
    1,000   Decora Industries Incorporated ...............................   05/01/05      11.000        945,000
      750   Phillips Van-Heusen Corporation ..............................   05/01/08       9.500        753,750
                                                                                                       ---------
                                                                                                       3,981,250
                                                                                                       ---------
Energy--4.72%
    1,000   Grant Geophysical Incorporated ...............................   02/15/08       9.750        660,000
      250   GulfMark Offshore Incorporated ...............................   06/01/08       8.750        227,500
      500#  Key Energy Services Incorporated** ...........................   01/15/09      14.000        500,000
    1,000   Northern Offshore ASA** ......................................   05/15/05      10.000        500,000
    1,000   R & B Falcon Corporation** ...................................   12/15/08       9.500      1,005,000
    1,000   TransAmerican Energy Corporation .............................   06/15/02      13.000+       267,500
    1,000#  TransAmerican Refining Corporation** .........................   06/30/03      16.000        340,000
                                                                                                       ---------
                                                                                                       3,500,000
                                                                                                       ---------

                                      4



MANAGED HIGH YIELD FUND INC.

Principal
 Amount                                                                     Maturity     Interest
  (000)                                                                       Dates        Rates          Value
--------                                                                    --------      -------       --------
Corporate Bonds--(continued)
Entertainment--0.94%
    $ 750   Discovery Zone Incorporated ..................................   08/01/02      13.500%     $ 112,500
      176   Discovery Zone Incorporated** ................................   05/01/02      13.500        140,800
      750   Silver Cinemas Incorporated ..................................   04/15/05      10.500        442,500
                                                                                                       ---------
                                                                                                         695,800
                                                                                                       ---------
Finance--3.59%
    1,500   Airplanes Pass-Through Trust .................................   03/15/19      10.875      1,590,000
      750   Olympic Financial Limited ....................................   03/15/07      11.500        577,500
      500   Superior National Insurance Group ............................   12/01/17      10.750        497,500
                                                                                                       ---------
                                                                                                       2,665,000
                                                                                                       ---------
Food & Beverage--5.73%
    1,625   Iowa Select Farms L. P.** ....................................   12/01/05      10.750      1,332,500
      750#  Mrs. Field's Holding Company Incorporated** ..................   12/01/05      14.000+       405,000
    1,000   Mrs. Field's Original Cookies Incorporated ...................   12/01/04      10.125        960,000
    1,500   Packaged Ice Incorporated ....................................   02/01/05       9.750      1,552,500
                                                                                                       ---------
                                                                                                       4,250,000
                                                                                                       ---------
General Industrial--6.01%
      500   Coltec Industries Incorporated ...............................   04/15/08       7.500        524,375
      500   Goss Graphic Systems Incorporated ............................   10/15/06      12.000        335,000
      500   Jackson Products Incorporated ................................   04/15/05       9.500        500,000
      750   J.B. Poindexter & Company Incorporated .......................   05/15/04      12.500        735,000
    1,500   Jordan Telecommunication Products ............................   08/01/07       9.875      1,485,000
    1,000   Sabreliner Corporation** .....................................   06/15/08      11.000        880,000
                                                                                                       ---------
                                                                                                       4,459,375
                                                                                                       ---------
Healthcare--2.39%
    1,000   Fresenius Medical Care Capital Trust .........................   02/01/08       7.875      1,000,000
      750   Tenet Healthcare Corporation** ...............................   12/01/08       8.125        772,500
                                                                                                       ---------
                                                                                                       1,772,500
                                                                                                       ---------
Hotels & Lodging--1.43%
    1,250   Silverleaf Resorts Incorporated ..............................   04/01/08      10.500      1,062,500
                                                                                                       ---------
Media--3.84%
    1,500   Fox Family Worldwide Incorporated ............................   11/01/07       9.250      1,462,500
    1,500   Inter Act Systems Incorporated ...............................   08/01/03      14.000+       615,000
    1,000   Source Media Incorporated ....................................   11/01/04      12.000        770,000
                                                                                                       ---------
                                                                                                       2,847,500
                                                                                                       ---------
Metals--3.68%
      375   AEI Holding Company ..........................................   12/15/05      10.500        363,750
    1,250   Metal Management Incorporated ................................   05/15/08      10.000        737,500
    1,250   Murrin Murrin Holdings Party Limited .........................   08/31/07       9.375      1,125,000
      500   WCI  Steel Incorporated ......................................   12/01/04      10.000        502,500
                                                                                                       ---------
                                                                                                       2,728,750
                                                                                                       ---------

                                      5



MANAGED HIGH YIELD FUND INC.

Principal
 Amount                                                                     Maturity     Interest
  (000)                                                                       Dates        Rates          Value
--------                                                                    --------      -------       --------
Corporate Bonds--(concluded)
Paper & Packaging--3.92%
    $ 750   Bear Island LLC ..............................................   12/01/07      10.000%     $ 767,813
      500   Impac Group Incorporated .....................................   03/15/08      10.125        502,500
      750   Portola Packaging Incorporated ...............................   10/01/05      10.750        772,500
    1,000   Vicap S.A. ...................................................   05/15/07      11.375        865,000
                                                                                                       ---------
                                                                                                       2,907,813
                                                                                                       ---------
Real Estate--2.47%
    1,000   American Architectural Products Corporation ..................   12/01/07      11.750        875,000
      500   D.R. Horton Incorporated .....................................   06/15/04       8.375        502,500
      450   Forest City Enterprise Incorporated ..........................   03/15/08       8.500        454,500
                                                                                                       ---------
                                                                                                       1,832,000
                                                                                                       ---------
Restaurants--0.91%
      750   American Restaurant Group Incorporated .......................   02/15/03      11.500        675,000
                                                                                                       ---------
Retail--4.62%
    1,550   Advance Holding Corporation ..................................   04/15/09      12.875+       930,000
      750   Advance Stores Company Incorporated ..........................   04/15/08      10.250        757,500
      750   Big 5 Corporation ............................................   11/15/07      10.875        757,500
    1,000   Tuesday Morning Corporation ..................................   12/15/07      11.000        980,000
                                                                                                       ---------
                                                                                                       3,425,000
                                                                                                       ---------
Service--2.71%
    1,000   American Eco Corporation .....................................   05/15/08       9.625        500,000
      500   Atlantic Express Transportation Corporation ..................   02/01/04      10.750        507,500
      500   Premier Graphics Incorporated** ..............................   12/01/05      11.500        496,250
      500   Protection One Incorporated** ................................   01/15/09       8.125        502,500
                                                                                                       ---------
                                                                                                       2,006,250
                                                                                                       ---------
Technology--6.69%
      500   Ampex Corporation++ .........................................    03/15/03      12.000        520,000
      800   Electronic Retailing Systems International Incorporated .....    02/01/04      13.250+       280,000
      190   Fairchild Semiconductor Corporation .........................    03/15/07      10.125        190,000
      400   PSINet Incorporated .........................................    02/15/05      10.000        412,000
    1,500   Samsung Electronics America Incorporated** ..................    05/01/03       9.750      1,500,000
      500   Verio Incorporated ..........................................    06/15/04      13.500        550,000
      500   Verio Incorporated** ........................................    12/01/08      11.250        527,500
    2,000   Wam! Net Incorporated .......................................    03/01/05      13.250+       980,000
                                                                                                       ---------
                                                                                                       4,959,500
                                                                                                       ---------
Transportation--4.64%
      500   American Reefer Company Limited .............................    03/01/08      10.250        300,000
    1,500   Equimar Shipholdings Limited ................................    07/01/07       9.875      1,125,000
    1,250#  Navigator Gas Transport PLC** ...............................    06/30/07      12.000      1,000,000
      500   Stena AB ....................................................    06/15/07       8.750        482,500
    1,000   TFM S.A. de C.V. ............................................    06/15/09      11.750+       535,000
                                                                                                       ---------
                                                                                                       3,442,500
                                                                                                       ---------
Utilities--2.77%
    1,000   Calpine Corporation .........................................    02/01/04       9.250      1,035,000
      998   Panda Funding Corporation ...................................    08/20/12      11.625      1,017,914
                                                                                                       ---------
                                                                                                       2,052,914
                                                                                                       ---------
Total Corporate Bonds (cost--$76,348,501)                                                             67,177,027
                                                                                                       ---------

                                       6



MANAGED HIGH YIELD FUND INC.

Principal
 Amount                                                                     Maturity     Interest
  (000)                                                                       Dates        Rates          Value
--------                                                                    --------      -------       --------
Convertible Bonds--3.63%
Communications--Fixed--0.27%
    $ 215   GST Telecommunications Incorporated .........................    12/15/05      13.875%+    $ 197,800
                                                                                                       ---------
Service--3.36%
    1,500   Corporate Express Incorporated ..............................    07/01/00       4.500      1,290,000
    1,250   Waste Systems International Incorporated** ..................    05/13/05       7.000      1,203,125
                                                                                                       ---------
                                                                                                       2,493,125
                                                                                                       ---------
Total Convertible Bonds (cost--$2,830,777)                                                             2,690,925
                                                                                                       ---------

 Number of
   Shares
----------
Common Stock(a)--3.08%

Communications-Fixed--1.06%
    9,475   COLT Telecom Group PLC, ADR .......................................................          788,793
                                                                                                       ---------
Gaming--0.10%
   10,000   Hollywood Casino Corporation ......................................................           13,438
   19,444   JCC Holding Company ...............................................................           58,332
                                                                                                       ---------
                                                                                                          71,770
                                                                                                       ---------
Media--0.34%
    2,000   Affiliated Newspapers Investments Incorporated ....................................          250,000
                                                                                                       ---------
Retail--0.54%
   47,500   Samuels Jewelers Incorporated .....................................................          403,750
                                                                                                       ---------
Technology--1.04%
  122,676   Ampex Corporation++ ...............................................................          544,375
    7,042   Verio Incorporated ................................................................          227,985
                                                                                                       ---------
                                                                                                         772,360
                                                                                                       ---------
Total Common Stock (cost--$901,512) ...........................................................        2,286,673
                                                                                                       ---------

Preferred Stock(a)--0.72%

Energy--0.00%
   20,170   TCR Holdings ......................................................................            1,210
                                                                                                       ---------
Restaurants--0.72%
      529   American Restaurant Group Incorporated ............................................          528,500
                                                                                                       ---------
Total Preferred Stock (cost--$501,199) ........................................................          529,710
                                                                                                       ---------

Number of
Warrants
--------
Warrants(a)--0.37%
Cable--0.01%
    2,000   Knology Holdings Incorporated .....................................................            5,000
    1,500   Park 'N View Incorporated .........................................................               15
    2,000   UIH Australia/Pacific Incorporated ................................................            2,000
                                                                                                       ---------
                                                                                                           7,015
                                                                                                       ---------
Communications-Fixed--0.01%
    1,000   Pathnet Incorporated ..............................................................           10,000
                                                                                                       ---------

                                       7



MANAGED HIGH YIELD FUND INC.

Number
 of
Warrants                                                                                                  Value
--------                                                                                             -----------
Warrants(a)--(concluded)
Communications-Mobile--0.01%
    1,750   McCaw International Limited .......................................................          $ 4,375
                                                                                                       ---------
Consumer Manufacturing--0.01%
    2,088   AVI Holdings ......................................................................           10,441
                                                                                                       ---------
Entertainment--0.00%
    6,734   Discovery Zone Incorporated .......................................................               67
                                                                                                       ---------
Finance--0.01%
      750   Olympic Financial Limited .........................................................            3,750
                                                                                                       ---------
Food & Beverage--0.17%
    1,250   Packaged Ice Incorporated .........................................................          125,000
                                                                                                       ---------
Media--0.01%
    1,500   Inter Act Systems Incorporated ....................................................            6,000
                                                                                                       ---------
Restaurants--0.00%
      500   Amercian Restaurant Group Incorporated ............................................                5
                                                                                                       ---------
Technology--0.15%
   17,000   Ampex Corporation++ ...............................................................           56,270
      800   Electronic Retailing Systems International Incorporated ...........................            4,000
    6,000   Wam! Net Incorporated .............................................................           48,000
                                                                                                       ---------
                                                                                                         108,270
                                                                                                       ---------
Total Warrants (cost--$201,393) ...............................................................          274,923
                                                                                                       ---------
Total Investments (cost--$80,783,382)--98.40% .................................................       72,959,258
Other assets in excess of liabilities--1.60% ..................................................        1,187,796
                                                                                                       ---------
Net Assets--100.00% ...........................................................................      $74,147,054
                                                                                                       ==========


--------------------
 #  Security represents a unit which is composed of the stated bond with attached warrants or common stock.
++  Illiquid securities representing 1.5% of net assets. These securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors.
(a) Non-income producing security
 +  Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
**  Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR American Depositary Receipt

                 See accompanying notes to financial statements

                                    8



MANAGED HIGH YIELD FUND INC.


STATEMENT OF ASSETS AND LIABILITIES                                                            JANUARY 31, 1999(unaudited)



Assets:
Investments in securities, at value (cost--$80,783,382) .......................................        $72,959,258
Receivable for investments sold ...............................................................             53,748
Interest receivable ...........................................................................          1,660,781
Other assets ..................................................................................              4,682
                                                                                                        ----------
Total assets ..................................................................................         74,678,469
                                                                                                        ----------

Liabilities:
Payable to custodian ..........................................................................            405,082
Payable to investment adviser and administrator ...............................................             56,228
Accrued expenses and other liabilities ........................................................             70,105
                                                                                                        ----------
Total liabilities .............................................................................            531,415
                                                                                                        ----------

Net Assets:
Capital Stock--$0.001 par value; 100,000,000 shares authorized;
6,031,667 shares issued and outstanding .......................................................         90,455,326
Undistributed  net investment income ..........................................................            302,492
Accumulated  net realized  loss from  investment  transactions ................................         (8,786,640)
Net unrealized depreciation of investments ....................................................         (7,824,124)
                                                                                                        ----------
Net assets applicable to shares outstanding ...................................................        $74,147,054
                                                                                                        ==========
Net asset value per share .....................................................................             $12.29
                                                                                                             =====

                 See accompanying notes to financial statements

                                    9



MANAGED HIGH YIELD FUND INC.

STATEMENT OF OPERATIONS

                                                                                                       For the Six
                                                                                                      Months Ended
                                                                                                    January 31, 1999
                                                                                                       (unaudited)
                                                                                                      -------------
Investment income:
Interest ......................................................................................        $ 4,360,968
                                                                                                        ----------

Expenses:
Investment advisory and administration ........................................................            340,929
Reports and notices to shareholders ...........................................................             26,327
Legal and audit ...............................................................................             24,263
Custody and accounting ........................................................................             23,578
Transfer agency and service fees ..............................................................             13,553
Amortization of organizational expenses .......................................................              9,249
Directors' fees ...............................................................................              5,250
Other expenses ................................................................................             11,500
                                                                                                        ----------
 ..............................................................................................            454,649
                                                                                                        ----------
Net investment income .........................................................................          3,906,319
                                                                                                        ----------

Realized and unrealized losses from investment activities:
Net realized loss from investment transactions ................................................         (3,403,744)
Net change in unrealized appreciation/depreciation of investments .............................         (8,080,643)
                                                                                                         ----------
Net realized and unrealized loss from investment activities ...................................        (11,484,387)
                                                                                                         ----------
Net decrease in net assets resulting from operations ..........................................        $(7,578,068)
                                                                                                         ==========

                 See accompanying notes to financial statements

                                    10



MANAGED HIGH YIELD FUND INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                      For the Six
                                                                                      Months Ended        For the
                                                                                    January 31, 1999    Year Ended
                                                                                       (unaudited)     July 31, 1998
                                                                                    ----------------   -------------

From operations:
Net investment income ..........................................................      $ 3,906,319      $ 7,555,238
Net realized gain (loss) from investment transactions ..........................       (3,403,744)       1,813,855
Net change in unrealized appreciation/depreciation of investments ..............       (8,080,643)      (2,476,436)
                                                                                       -----------      -----------
Net increase (decrease) in net assets resulting from operations ................       (7,578,068)       6,892,657
                                                                                       ----------        ----------

Dividends to shareholders from:
Net investment income ..........................................................       (3,799,951)      (7,599,901)
                                                                                       -----------      ----------_
Net decrease in net assets .....................................................      (11,378,019)        (707,244)


Net assets:
Beginning of period ............................................................       85,525,073       86,232,317
                                                                                       ----------        ----------
End of period (including undistributed net investment income of
$302,492 and $196,124, respectively)
 ...............................................................................      $74,147,054      $85,525,073
                                                                                      ==========        ==========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Managed High Yield Fund Inc. (the "Fund") was incorporated in Maryland on June 11, 1993 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The investment objective of the Fund is to seek high current income. Organizational costs have been fully amortized on a straight line basis over a period of 60 months from the date the Fund commenced operations.
   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
   VALUATION OF INVESTMENTS--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.
   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.
   INVESTMENT  TRANSACTIONS AND INVESTMENT  INCOME--Investment  transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.
   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
CONCENTRATION OF RISK
   The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

NOTES TO FINANCIAL STATEMENTS (unaudited)

INVESTMENT ADVISER AND ADMINISTRATOR
   The Fund's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets.

INVESTMENTS IN SECURITIES
   For federal income tax purposes, the cost of securities owned at January 31, 1999 was substantially the same as the cost of securities for financial statement purposes.
   At January 31, 1999, the components of net unrealized depreciation of investments were as follows:

Gross depreciation
 (investments having an excess of cost over value) ..............  $(10,571,633)
Gross appreciation
 (investments having an excess of value over cost) ..............      2,747,509
                                                                     -----------
Net unrealized depreciation of investments ......................  $ (7,824,124)
                                                                     ===========

   For the six months ended January 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $40,339,825 and $40,830,267, respectively.

CAPITAL STOCK
   Of the 6,031,667 shares of common stock outstanding, 9,122 shares are owned by Mitchell Hutchins.

FEDERAL TAX STATUS
   The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.
   At July 31, 1998, the Fund had a net capital loss carryforward of $5,244,902. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire between July 31, 2003 and by July 31, 2005. To the extent such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

MANAGED HIGH YIELD FUND INC.

FINANCIAL HIGHLIGHTS


SELECTED  DATA FOR A SHARE OF  CAPITAL  OUTSTANDING  THROUGHOUT  EACH  PERIOD IS
PRESENTED BELOW:


                                                                                                    For the Period
                                                    For the Six                                       December 7,
                                                   Months Ended                                          1993+
                                                 January 31, 1999   For the Years Ended July 31,   through July 31,
                                                                 -----------------------------------
                                                    (unaudited)    1998     1997    1996     1995        1994
                                                  --------------  ------   ------  ------   ------  --------------
Net asset value, beginning of period                  $14.18     $14.30   $13.25   $13.44   $13.76      $15.00
                                                      ------     ------   ------   ------   ------      ------
Net investment income                                   0.65       1.25     1.29     1.29     1.40        0.77
Net realized and unrealized gains (losses) from
  investments and foreign currency transactions        (1.91)     (0.11)    1.02    (0.16)   (0.34)      (1.25)
                                                      ------     ------   ------   ------   ------      ------
Net increase (decrease) from investment operations     (1.26)      1.14     2.31     1.13     1.06        (0.48        )
                                                      ------     ------   ------   ------   ------      ------
Dividends from net investment income                   (0.63)     (1.26)   (1.26)   (1.32)   (1.38)      (0.76)
                                                      ------     ------   ------   ------   ------      ------
Net asset value, end of period                        $12.29     $14.18   $14.30   $13.25   $13.44      $13.76
                                                      ======     ======   ======   ======   ======      ======
Market value, end of period                           $11.88     $13.44   $13.94   $12.50   $12.38      $12.38
                                                      ======     ======   ======   ======   ======      ======
Total investment return (1)                            (6.87)%     5.45%   22.59%   12.16%   11.87%     (12.76)%
                                                      ======     ======   ======   ======   ======      ======
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)            $74,147    $85,525  $86,232  $79,904  $81,081     $82,995
Expenses to average net assets                          1.20%*     1.15%    1.34%    1.25%    1.21%       1.17%*
Net investment income to average net assets            10.31%*     8.71%    9.39%    9.87%   10.68%       8.27%*
Portfolio turnover rate                                   53%       156%     122%     135%     103%         85%


--------------------
 + Commencement of operations
 * Annualized
(1)Total investment return is calculated assuming a purchase of capital stock at market value on the first day of each period reported and a sale at market value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return has not been annualized for periods of less than one year and does not reflect brokerage commissions.

MANAGED HIGH YIELD FUND INC.

GENERAL INFORMATION (unaudited)

THE FUND

     Managed High Yield Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The investment objective of the Fund is to seek high current income. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $60 billion in assets under management as of February 28, 1999.

SHAREHOLDER INFORMATION

     The NYSE ticker symbol for the Managed High Yield Fund Inc. is "PHT." Weekly comparative net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

     An annual meeting of shareholders of the Fund was held on November 19, 1998. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek and Carl W. Schafer were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified.

1. To vote for or against the election  of:

                                                                    Shares Voted For Shares    Withhold  Authority
                                                                    -----------------------    -------------------
Margo  N.  Alexander                                                   5,754,250.550              104,277.212
Richard Q.  Armstrong                                                  5,756,950.550              101,577.212
E. Garrett Bewkes,  Jr.                                                5,747,068.550              111,459.212
Richard R. Burt                                                        5,756,950.550              101,577.212
Mary  C.  Farrell                                                      5,756,250.550              102,277.212
Meyer   Feldberg                                                       5,756,125.550              102,402.212
George W. Gowen                                                        5,747,873.363              110,654.399
Frederic V. Malek                                                      5,754,548.550              103,979.212
Carl W. Schafer                                                        5,755,392.363              103,135.399


                                              Shares Voted For     Shares Withhold Authority   Shares Against
                                              ----------------     -------------------------   --------------

2. Ratification of the selection of Ernst &
Young LLP as independent auditors.             5,803,376.575            37,772.000                17,379.187

(Broker non-votes and abstentions are included within the "Shares Withhold Authority" totals.)

     The Fund's board of directors amended the Fund's bylaws to require that the Fund receive notice of board nominations or proposals that any shareholder wishes to be considered at an annual or special shareholder meeting. This notice will give Fund management an opportunity to inform shareholders of and respond to those nominations and proposals.

     The amended bylaws require that the Fund receive notice of a nomination or proposals for an annual meeting at least 120 days in advance of the anniversary of the date that the Fund's proxy statement for the previous year's annual meeting was first released to shareholders. For a special shareholder meeting, the Fund must receive notice within seven days of the date on which notice of the special meeting is first given to shareholders. In order to make a nomination or proposal to be considered at the 1999 annual meeting of shareholders, theFund must receive notice of that nomination or proposal no later than June 1, 1999.

MANAGED HIGH YIELD FUND INC.

GENERAL INFORMATION (concluded) (unaudited)

YEAR 2000 RISKS

     Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

     Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

DISTRIBUTION POLICY

     The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by theFund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution.The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

                 (This page has been left blank intentionally.)

DIRECTORS
E. Garrett Bewkes, Jr.          Mary C. Farrell
CHAIRMAN                        Meyer Feldberg
Margo N. Alexander              George W. Gowen
Richard Q. Armstrong            Frederic V. Malek
Richard R. Burt                 Carl W. Schafer

PRINCIPAL OFFICERS
Margo N. Alexander              Paul H. Schubert
PRESIDENT                       VICE PRESIDENT AND TREASURER
Victoria E. Schonfeld           Thomas J. Libassi
VICE PRESIDENT                  VICE PRESIDENT
Dianne E. O'Donnell             Dennis L. McCauley
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT

INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019




NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THE FINANCIAL INFORMATION HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.